UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 16, 2023

Quest Diagnostics Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus, NJ	07094
(Address of principal executive offices)	(Zip Code)

(973) 520-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On March 16, 2023, Quest Diagnostics Incorporated (the “Company”) hosted an Investor Day during which management provided updated views of the U.S. laboratory market and the Company’s business strategy, capital deployment priorities and long-term outlook.

In connection with Investor Day, the Company issued a press release that, among other things, discusses its business strategy, reiterates its previously issued guidance for full-year 2023 and updates its outlook for the 2023 to 2026 period. A copy of the press release and the Investor Day presentation materials used by members of management of the Company are furnished as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K and are incorporated into this Item 7.01 of this Current Report on Form 8-K by reference.  The Investor Day presentation materials include information regarding the matters discussed by management of the Company at Investor Day and in the press release.

The information in the preceding paragraphs, as well as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report on Form 8-K.

The statements in the following presentations which are not historical facts may be forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management’s current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the Company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the Company’s most recently filed Annual Report on Form 10-K and in any of the Company’s subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the “Business,” “Risk Factors,” “Cautionary Factors that May Affect Future Results” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of those reports.

Item 9.01. Financial Statements and Exhibits

d.	Exhibit

99.1 Press release of the Company, dated March 16, 2023.
99.2 Investor Day Presentation (Davis)
99.3 Investor Day Presentation (Gardner)
99.4 Investor Day Presentation (Doherty)
99.5 Investor Day Presentation (Samad)
104 The cover page from this current report on Form 8-K, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2023

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Deputy General Counsel and
Corporate Secretary